TCM Small Cap Growth Fund
Ticker: TCMSX

Supplement dated August 2, 2021 to the
Statutory Prospectus dated January 28, 2021

1. The relevant information under the section entitled, “Portfolio Managers” on page 7, of the Fund’s Statutory Prospectus is deleted and replaced with the following:

Richard J. Johnson, CFA, CIO	Mitchell S. Brivic, CFA	Michael C. Coyne, CFA	Scott W. Haugan, CFA
Lead Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager
Since 2004	Since 2018	Since 2018	Since 2021

2. The relevant information under the section entitled “Portfolio Managers” on page 14, of the Fund’s Statutory Prospectus is deleted and replaced with the following:

Portfolio Managers
The Fund is managed by a research team consisting of portfolio managers. The research team is responsible for making investment decisions for the Fund in accordance with its investment objective and strategies. The lead portfolio manager is ultimately responsible for managing the Fund in accordance with the Fund’s investment objective and strategies. The research team is responsible for analyzing securities and making investment recommendations. The individuals listed below are primarily responsible for the day-to-day management of the Fund.

RICHARD J. JOHNSON, CFA has been the chief executive officer and chief investment officer of the firm and the lead portfolio manager of the Fund since its inception in 2004. Prior to forming Tygh Capital Management, Mr. Johnson was the CIO for Columbia Management’s Portland equity team and lead portfolio manager for the small/mid cap team. Prior to joining Columbia Management in 1994, he served as vice president and securities analyst for Provident Investment Counsel (1990-1994). Mr. Johnson graduated cum laude with a BA degree in geology from Occidental College in 1980 and received his MBA degree from the Anderson Graduate School of Management at UCLA in 1990.

MITCHELL S. BRIVIC, CFA has been a vice president of the firm and a member of its investment team since the Fund’s inception in 2004 and a portfolio manager since 2018. Prior to joining Tygh Capital in 2004, he worked at Columbia Management from 2002-2004 focusing exclusively on small/mid cap equities. Before joining Columbia Management, he worked at USAA Investment Management from 1994-2002, where he was a portfolio manager and senior equity analyst for their small cap growth products. He received his MBA degree from the Wharton School in 1995 and his undergraduate degree summa cum laude from Baylor University in 1989.

MICHAEL C. COYNE, CFA has been a vice president of the firm and a member of its investment team since the Fund’s inception in 2004 and a portfolio manager since 2018. Prior to joining Tygh Capital in 2004, he worked at Columbia Management from 2002-2004 focusing exclusively on small/mid cap equities. Mr. Coyne has four additional years of experience as a financial analyst with Capital Resource Partners and Bear Stearns. Mr. Coyne earned a BA degree in engineering science from Dartmouth College in 1997 and received his MBA degree from the Anderson Graduate School of Management at UCLA in 2005.

SCOTT W. HAUGAN, CFA has been a vice president of the firm and a member of its investment team since 2007 and a portfolio manager of the Fund since 2021. Prior to joining Tygh Capital in 2007, he worked at Columbia Management from 2003-2005 as a research analyst and also held equity analyst/institutional sales positions at Pacific Crest Securities from 2000-2003 and First Analysis Securities from 2005-2007. He earned his BS degree in business from Montana State University in 1999.

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Please retain this supplement for your reference.

TCM Small Cap Growth Fund
Ticker: TCMSX

Supplement dated August 2, 2021 to the
Statement of Additional Information (“SAI”) dated January 28, 2021

1. The relevant information under the section entitled, “Portfolio Managers” on page B-29, of the Fund’s SAI is deleted and replaced with the following:

Portfolio Managers
As described in the Prospectus, the Fund is managed by a research team of the Advisor’s portfolio managers led by one portfolio manager. This team also has responsibility for the day-to-day management of accounts other than the Fund. The team consists of Messrs. Johnson, Brivic, Coyne and Haugan.

2. The relevant information under the section entitled “Investment in the Fund by the Portfolio Managers” on page B-30, of the Fund’s SAI is deleted and replaced with the following:

Investment in the Fund by the Portfolio Managers
As of September 30, 2020, Mr. Johnson, beneficially owned shares of the Fund valued over $1,000,000, Mr. Brivic beneficially owned shares of the Fund valued between $100,001 - $500,000, Mr. Coyne beneficially owned shares of the Fund valued between $50,001 - $100,000, and Mr. Haugan beneficially owned shares of the Fund valued between $10,000 - $50,000.

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Please retain this supplement for your reference.